Exhibit 10.52

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”) is made as of November 8, 2004 by and among Las Vegas Sands, Inc., a Nevada corporation (“LVSI”), Interface Group Holding Company, Inc., a Nevada corporation (“Interface Holding”), Interface Group-Nevada, Inc., a Nevada corporation and an indirectly wholly-owned subsidiary of Interface Holding (together with Interface Holding, the “Assignors”), the parties listed on Schedule I hereto (collectively with LVSI and the Assignors, the “Existing Participants”) and Interface Operations LLC (the “Assignee”).

WHEREAS, the Existing Participants are party to an Amended and Restated Services Agreement dated November 14, 1997 (the “Services Agreement”), pursuant to which they have agreed to share ratably in the costs of, and under certain circumstances provide to one another, shared services, including legal services, accounting services, insurance administration, benefits administration, travel services and such other services as each Existing Participant may request of another Existing Participant, and have agreed to share ratably in the costs of any shared office space;

WHEREAS, LVSI acquired all the capital stock of Interface Holding on July 29, 2004;

WHEREAS, each of the Assignors wishes to assign its interests in the Services Agreement to the Assignee; and

WHEREAS, pursuant to Section 5.4 of the Services Agreement written consent of each other Existing Party is required to make such an assignment.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.             Each Assignor hereby grants, assigns, conveys, sets over and delivers to Assignee all of its right, title and interest to, and liabilities and obligations under, the Services Agreement, to have and hold unto Assignee, and the Assignee hereby agrees to assume, pay, perform and observe all covenants, agreements, liabilities and obligations of each Assignor under the Services Agreement (such assignment and assumption, the “Assignment”).

2.             Each Existing Party consents to the Assignment.

3.             This Agreement shall constitute a notice pursuant to Section 5.1 of the Services Agreement that the Assignee’s address and fax number is: 177 E. Reno Ave. Hanger G-4, Las Vegas, Nevada 89119; fax: (702) 798-8138.

4.             Each of the Assignors and the Assignee shall execute such additional documents and instruments and take such further action as may be reasonably required or desirable to carry out the provisions hereof.  This Agreement may be amended only by written instrument signed by the parties hereto.

5.             This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws.

6.             If any provision of this Agreement (or portion thereof) is determined by a court of competent jurisdiction to be invalid, illegal, or otherwise unenforceable, then such provision shall, to the extent permitted by the court, not be voided but shall instead be construed to give effect to its intent to the maximum extent permissible under applicable law and the remainder of this Agreement shall remain in full force and effect according to its terms.

7.             This Agreement may be signed in counterparts and all signed copies of this Agreement shall together constitute one original of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed and delivered as of the date first written above.

LAS VEGAS SANDS, INC.

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

INTERFACE GROUP HOLDING COMPANY, INC.

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: Secretary

INTERFACE GROUP-NEVADA, INC.

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: Assistant Treasurer and Secretary

INTERFACE OPERATIONS LLC

By:	/s/ Stephen J. O'Connor
Name: Stephen J. O’Connor
Title: Chief Financial Officer

VENETIAN CASINO RESORT, LLC

By: Las Vegas Sands, Inc., its managing member

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

LIDO CASINO RESORT MM, INC.

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: Vice President of Finance and Secretary

GRAND CANAL SHOPS MALL MM SUBSIDIARY, INC.

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: Chief Financial Officer and Secretary

LIDO INTERMEDIATE HOLDING COMPANY, LLC

By: Venetian Casino Resort, LLC, its sole member

By: Las Vegas Sands, Inc., its managing member

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

VENETIAN HOTEL OPERATIONS LLC

By: Venetian Casino Resort, LLC, its sole member

By: Las Vegas Sands, Inc., its managing member

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

MALL INTERMEDIATE HOLDING COMPANY, LLC

By: Venetian Casino Resort, LLC, its sole member

By: Las Vegas Sands, Inc., its managing member

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

LIDO CASINO RESORT HOLDING COMPANY, LLC

By: Lido Intermediate Holding Company, LLC, its managing member

By: Venetian Casino Resort, LLC, its sole member

By: Las Vegas Sands, Inc., its managing member

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

LIDO CASINO RESORT, LLC

By: Lido Intermediate Holding Company, LLC, its managing member

By: Venetian Casino Resort, LLC, its sole member

By: Las Vegas Sands, Inc., its managing member

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

GRAND CANAL SHOPS MALL SUBSIDIARY, LLC

By: Mall Intermediate Holding Company, LLC, its managing member

By: Venetian Casino Resort, LLC, its sole member

By: Las Vegas Sands, Inc., its managing member

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

Schedule I

Venetian Casino Resort, LLC

Lido Casino Resort MM, Inc.

Grand Canal Shops Mall MM Subsidiary, Inc.

Lido Intermediate Holding Company, LLC

Venetian Hotel Operations LLC

Mall Intermediate Holding Company, LLC

Lido Casino Resort Holding Company, LLC

Grand Canal Shops Mall Subsidiary, LLC

Lido Casino Resort, LLC